Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

Colonial Care, L.L.C.	Virginia	same Tandem Regional Management of Virginia

Generation Leasing Company, II, LLC	Virginia	same Pheasant Ridge Nursing and Rehabilitation Center

IN-HOUSE Care Solutions, Inc.	Delaware	same

IN-HOUSE Med B Solutions-FL, Inc.	Florida	same IN-HOUSE Med B Solutions

IN-HOUSE Med B Solutions-PA, LLC	Pennsylvania	same IN-HOUSE Med B Solutions

IN-HOUSE Med B Solutions-VA, Inc.	Virginia	same IN-HOUSE Med B Solutions

Laurel Indemnity Co., Ltd.	Bermuda	same

LaurelPharm, LLC	Florida	same CoastalMed CoastalMed of Palmetto CoastalMed of Panama City IN-HOUSE Pharmacy Solutions

LaurelPharm-OH, Inc.	Ohio	same IN-HOUSE Pharmacy Solutions

LaurelPharm-PA, LLC	Pennsylvania	same IN-HOUSE Pharmacy Solutions

LaurelPharm-VA, Inc.	Virginia	same IN-HOUSE Pharmacy Solutions

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS
OP 1 Fremont, Inc.	Ohio	same Parkview Care Center

OP 2 Fremont, Inc.	Ohio	same Parkside Manor Assisted Living

OP Brandon, Inc.	Florida	same Tandem Health Care of Brandon

OP Carey, Inc.	Ohio	same Cary Nursing and Rehabilitation Center

OP Chattanooga, Inc.	Tennessee	same Stratford House

OP Everett, LLC	Pennsylvania	same Pennknoll Village

OP Frostburg, LLC	Maryland	same Frostburg Village Assisted Living at Frostburg Village

OP Hazleton II, LLC	Pennsylvania	same The Pavilion at St. Luke Village Amity Lane & Villa

OP Hazleton, LLC	Pennsylvania	same the Manor at St. Luke Village

OP Hospice, Inc.	Michigan	same Lighthouse Hospice

OP Hospice-Ohio, LLC	Ohio	same IN-HOUSE Hospice Solutions

OP Hospice-PA, LLC	Pennsylvania	same

OP Kissimmee, Inc.	Florida	same Tandem Health Care of Kissimmee

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

OP Lake Parker, Inc.	Florida	same Tandem Health Care at Lake Parker

OP Maumee, Inc.	Ohio	same Ridgewood Manor

OP Melbourne, Inc.	Florida	same Tandem Health Care of Melborne

OP Mifflin, LLC	Pennsylvania	same Locust Grove Retirement Village The Cottages at Locust Grove

OP Millersburg, LLC	Pennsylvania	same The Manor at Susquehanna Village Margaret Morne Apartments

OP New Bloomfield, LLC	Pennsylvania	same The Manor at Perry Village

OP Pensacola, Inc.	Florida	same Tandem Health Care of Pensacola

OP Pottsville, LLC	Pennsylvania	same Luther Ridge at Seiders Hill

OP Salisbury, LLC	Maryland	same The Village at Harbor Pointe The Village at Harbor Pointe Cottages

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

OP Selinsgrove, LLC	Pennsylvania	same The Manor at Penn Village Pennsfield Apartments

OP Tallahassee, Inc.	Florida	same Tandem Health Care of Tallahassee

OP Therapy, Inc.	Michigan	same The Mobile Medical Group The Nursing Home Group

OP Therapy-FL, Inc.	Florida	same IN-HOUSE Rehabilitation Solutions

OP Therapy-Ohio, LLC	Ohio	same The Mobile Medical Group The Nursing Home Group IN-HOUSE Rehabilitation Solutions IN-HOUSE Diagnostic Solutions

OP Therapy-PA, LLC	Pennsylvania	same IN-HOUSE Rehabilitation Solutions

OP Therapy-TN, Inc	Tennessee	same IN-HOUSE Rehabilitation Solutions

OP Therapy-VA, Inc.	Virginia	same IN-HOUSE Rehabilitation Solutions

OP West Altamonte, Inc.	Florida	same Tandem Health Care at West Altamonte

OP Whites Creek, Inc.	Tennessee	same Windsor House

OP Winter Haven, Inc.	Florida	same Tandem Health Care of Winter Haven

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

RE 1 Fremont, Inc.	Ohio	same

RE 2 Fremont, Inc.	Ohio	same

RE 2 Kenton, Inc.	Ohio	same

RE Bayonet Point, Inc.	Florida	same

RE Carey, Inc.	Ohio	same

RE Everett, LLC	Pennsylvania	same

RE Frostburg, LLC	Maryland	same

RE Greenfield, Inc.	Ohio	same

RE Hazleton, LLC	Pennsylvania	same

RE Jacksonville, Inc.	Florida	same

RE Kissimmee, Inc.	Florida	same

RE Lucasville I, Inc.	Ohio	same

RE Lucasville II, Inc.	Ohio	same

RE Maumee, Inc.	Ohio	same

RE Mifflin, LLC	Pennsylvania	same

RE Millersburg, LLC	Pennsylvania	same

RE New Bloomfield, LLC	Pennsylvania	same

RE Norfolk, LLC	Virginia	same

RE Orange Park, Inc.	Florida	same

RE Port Charlotte, Inc.	Florida	same

RE Pottsville, LLC	Pennsylvania	same

RE Safety Harbor, Inc.	Florida	same

RE Salisbury, LLC	Maryland	same

RE Sarasota, Inc.	Florida	same

RE Selinsgrove, LLC	Pennsylvania	same

RE St. Petersburg, Inc.	Florida	same

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

RE Wellston, Inc.	Ohio	same

RE Westerville, Inc.	Ohio	same

RE Winter Haven, Inc.	Florida	same

SP Fisherville, LLC	Virginia	same Augusta Nursing and Rehabilitation Center

SP Grayson, LLC	Virginia	same Grayson Nursing and Rehabilitation Center

SP Kings Daughters, LLC	Virginia	same King’s Daughters Community Health and Rehabilitation Center

SP Lafayette Villa, LLC	Virginia	same Tandem Health Care of Norfolk

SP Newport News, LLC	Virginia	same Newport News Nursing and Rehabilitation Center

SP Williamsburg, LLC	Virginia	same Tandem Health Care of Williamsburg

SP Windsor, LLC	Virginia	same Tandem Health Care of Windsor

Tandem Health Care of Bayonet Point, Inc.	Florida	same Tandem Health Care of Bayonet Point

Tandem Health Care of Bellville, Inc.	Delaware	same Country Meadow Care Center

Tandem Health Care of Cheswick, Inc.	Pennsylvania	same Tandem Health Care of Cheswick

Tandem Health Care of Crestline, Inc.	Delaware	same Crestline Nursing Center

Tandem Health Care of Florida, Inc.	Florida	same

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

Tandem Health Care of Floyd, LLC	Delaware	same Skyline Manor Nursing Home

Tandem Health Care of Fort Myers, Inc.	Florida	same Tandem Health Care of Fort Myers Tandem Health Care of North Fort Myer

Tandem Health Care of Greenfield, Inc.	Delaware	same Edgewood Manor of Greenfield

Tandem Health Care of Jacksonville, Inc.	Florida	same Tandem Health Care of Jacksonville

Tandem Health Care of Kenton, Inc.	Delaware	same Kenton Nursing & Rehabilitation Center

Tandem Health Care of Lakeland, Inc.	Florida	same Tandem Health Care of Lakeland

Tandem Health Care of Lawrenceville, Inc.	New Jersey	same Tandem Health Care of Lawrenceville

Tandem Health Care of Lucasville I, Inc.	Delaware	same Edgewood Manor of Lucasville

Tandem Health Care of Lucasville II, Inc.	Delaware	same Edgewood Manor of Lucasville II

Tandem Health Care of Massillon, Inc.	Delaware	same Legends Care Center

Tandem Health Care of Maumee, Inc.	Delaware	same Swan Pointe Care Center

Tandem Health Care of Miami, Inc.	Florida	same Tandem Health Care of Miami Franco Nursing and Rehabilitation Center

Tandem Health Care of Mount Vernon, Inc.	Delaware	same Whispering Hills Care Center

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

Tandem Health Care of New Port Richey, Inc.	Florida	same Tandem Health Care of New Port Richey

Tandem Health Care of North Royalton, Inc.	Delaware	same Mount Royal Villa

Tandem Health Care of North Strabane, Inc.	Pennsylvania	same Tandem Health Care of North Strabane Tandem Health Care Retirement Village of North Strabane Tandem Retirement Village of North Strabane Tandem Village of North Strabane

Tandem Health Care of North Strabane, LLC	Pennsylvania	same

Tandem Health Care of Ohio, Inc.	Ohio	same Tandem Supply Company Tandem DME IN-HOUSE Med B Solutions

Tandem Health Care of Orange Park, Inc.	Florida	same Tandem Health Care of Orange Park

Tandem Health Care of PA, LLC	Pennsylvania	same

Tandem Health Care of Piketon, Inc.	Delaware	same Piketon Nursing Center

Tandem Health Care of Port Charlotte, Inc.	Florida	same Tandem Health Care of Port Charlotte

Tandem Health Care of Safety Harbor, Inc.	Florida	same Tandem Health Care of Safety Harbor

Tandem Health Care of Sarasota, Inc.	Florida	same Tandem Health Care of Sarasota

Tandem Health Care of St. Petersburg, Inc.	Florida	same Tandem Health Care of St. Petersburg

Tandem Health Care of Tallmadge, Inc.	Delaware	same Summit Villa Care Center

Tandem Health Care of Vero Beach, Inc.	Florida	same Tandem Health Care of Vero Beach

Tandem Health Care of Virginia, LLC	Virginia	same

STATE OF
SUBSIDIARY	INCORPORATION	DOING BUSINESS AS

Tandem Health Care of Wellston, Inc.	Delaware	same Edgewood Manor of Wellston

Tandem Health Care of West Palm Beach, Inc.	Florida	same Tandem Health Care of West Palm Beach

Tandem Health Care of Westerville, Inc.	Delaware	same Edgewood Manor of Westerville

Tandem Health Care of Woodstock, LLC	Delaware	same

Tandem Regional Management of Florida, Inc.	Florida	same

Tandem Regional Management of Ohio, Inc.	Ohio	same

Tandem Rehabilitation, Inc.	Pennsylvania	same Tandem Rehab Tandem Rehabilitation

TANDINS, Inc.	Pennsylvania	same